UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2005

BRIDGE STREET FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50105 (Commission File Number)	13-4217332 (IRS Employer Identification No.)

300 State Route 104

Oswego, New York 13126

(Address of principal executive offices) (Zip Code)

(315) 343-4100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 24, 2005, Bridge Street Financial, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit No. 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	The following exhibit is furnished with this report on Form 8-K:

	Exhibit No.	Description
	99.1	Press release issued by the Company on October 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE STREET FINANCIAL, INC.

By:	/s/ Eugene R. Sunderhaft
Name:	Eugene R. Sunderhaft
Title:	Senior Vice President and Chief Financial Officer

Date: October 24, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 24, 2005.